EXHIBIT 10.01

                            INDEMNIFICATION AGREEMENT
                            -------------------------

     This INDEMNIFICATION AGREEMENT ("Agreement") is entered into and effective this 7th day of June, 2006, by and between COLONIAL COMMERCIAL CORP., a New York corporation (the "Company"), and ______________________________ ("Indemnitee").

     WHEREAS, highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or officers unless they are provided with adequate protection through insurance and adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation;

     WHEREAS, Indemnitee is a director or officer of the Company;

     WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

     WHEREAS, the current impracticability of obtaining adequate insurance and the uncertainties relating to indemnification have increased the difficulty of attracting and retaining such persons;

     WHEREAS, the Board of Directors of the Company has determined that the inability to attract and retain such persons would be detrimental to the best interests of the Company and its stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future;

     WHEREAS, the Certificate of Incorporation (the "Certificate") of the Company requires the Company to indemnify expenses to its directors and officers to the fullest extent permitted by New York law and the Indemnitee has been serving and continues to serve as a director or officer of the company in part in reliance on such provisions of the Certificate; and

     WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability so that Indemnitee may continue to serve the Company free from undue concern for litigation claims for damages arising out of or related to the performance of such service, the increasing difficulty in obtaining satisfactory director and officer liability insurance and Indemnitee's reliance on the aforesaid Certificate, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such Certificate will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such Certificate, or any significant change in the composition of the Company's Board of Directors, or any acquisition transaction relating to the Company), it is reasonable, prudent and necessary for the Company to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

     NOW, THEREFORE, in consideration of the foregoing premises and of Indemnitee continuing to serve the Company directly or, at its request, another enterprise, and intending to be legally bound thereby, the parties hereto agree as follows:


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                                    ARTICLE I

                                   DEFINITIONS

     For the purposes of this Agreement, the following terms shall have the meaning given here:

1.1  "Board" shall mean the Board of Directors of the Company.

1.2 "Change in Control" shall be deemed to have occurred if (i) any "person" is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said
     Act), directly or indirectly, of securities of the Company representing 25% or more of the total voting power represented by the Company's then outstanding Voting Securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger of consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 85% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

1.3 "Corporate Status" describes the status of a person who is or was a director, officer, employee, trustee, agent or fiduciary of the Company or a Subsidiary of the Company, or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the express written request of the Company.

1.4 "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

1.5 "Enterprise" with respect to the Company means any person who is or was a director, officer, employee or other agent of the Company or a Subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of, the Company or a Subsidiary of the Company as a director, officer, employee or agent of another entity or enterprise.

1.6 "Expenses" means all direct and indirect costs of any type or nature whatsoever, including, without limitation, all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements, costs, expenses and obligations paid or insured in connection with investigating, prosecuting, defending, being a witness in, or participating in (including on appeal), or preparing to prosecute, defend, be a witness in, or participate in, any Proceeding relating to any Indemnifiable Event.


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1.7  "Good Faith" shall mean Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

1.8 "Indemnifiable Event" shall mean any event or occurrence (including events or occurrences prior to the date hereof) related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company or another Enterprise, or by reason of anything done or not done by Indemnitee in any such capacity.

1.9 "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 7.1, who shall not have otherwise performed services for the Company or Indemnitee within the last five years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnities under similar indemnity agreements).

1.10 "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative.

1.11 "Subsidiary" means any corporation or other entity of which more than 10% of the outstanding voting securities or other voting interests is owned directly or indirectly by the Company, and one or more other Subsidiaries, taken as a whole.

1.12 "Voting Securities" shall mean any securities of the Company which vote generally in the election of directors.

                                   ARTICLE II

                                INDEMNIFICATION

2.1  In General. The Company shall indemnify and advance Expenses to Indemnitee
     ----------
     in connection with any Proceeding by reason of (or arising in part out of) an Indemnifiable Event as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit. Prior to a Change in Control, Indemnitee shall not be entitled to indemnification (including any advancement of Expenses) pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee unless either (i) the Board of Directors has authorized or consented to the initiation of such Proceeding, or (ii) such Proceeding seeks to enforce Indemnitee's rights under this Agreement.

2.2  Basic Indemnification Arrangement. If Indemnitee was or is a party or is
     ---------------------------------
     threatened to be made a party to any Proceeding by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law as soon as practicable, but in any event no later than thirty (30) days after written demand is presented to the Company, against any and all Expenses, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement (including all interest, assessments, and other charges paid or payable in connection with or in respect of such Expenses) actually and reasonably incurred by or for him or her in connection with the investigation, defense, settlement or appeal of such Proceeding or any claim, issue or matter therein, provided that Indemnitee acted in Good Faith. If so requested by Indemnitee, the Company shall advance (within two (2) business days of such request) any and all such Expenses to Indemnitee (an "Expense Advance"). The obligation of the Company to make an Expense Advance


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     pursuant to this Section 2.2 shall be subject to the condition that, if, when and to the extent that it is determined by the forum selected by Indemnitee pursuant to Section 4.4 that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided that the Company's obligation to make the Expense Advances under this Section 2.2 or any advance of Expenses under Article III shall not be qualified or conditioned in any manner by the Company on the Indemnitee's ability to reimburse the Company; and provided, further, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by such forum that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

2.3  Witness Expenses. The Company agrees to compensate Indemnitee for the
     ----------------
     greater of $300 per hour or the reasonable value of his or her time spent, and to reimburse Indemnitee for all Expenses incurred by him or her, in connection with being a witness, or if Indemnitee is threatened to be made a witness, with respect to an Indemnifiable Event or any other matter relating to the Company. The term witness includes, without limitation, the giving of formal or informal information to the Board, any special committee of the Board, any governmental agency, or to an attorney or any other representative of the foregoing.

                                  ARTICLE III

                        INDEMNIFICATION AND ADVANCEMENT

                            FOR ADDITIONAL EXPENSES

     Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify Indemnitee against any and all Expenses (including attorney's fees) actually and reasonably incurred by Indemnitee and, if requested by Indemnitee, shall (within two (2) business days of such request) advance such Expenses to Indemnitee, which are actually and reasonably incurred by Indemnitee in connection with (i) any hearing or proceeding under Article IV involving Indemnitee and against all Expenses actually and reasonably incurred by Indemnitee in connection with any other action between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, and/or (ii) any action brought by Indemnitee for recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be. The obligation of the Company to make the expense advance pursuant to this Article III shall be subject to the condition that if, when and to the extent that a final judicial determination is made that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid.


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                                   ARTICLE IV

                    DETERMINATION OF RIGHT TO INDEMNIFICATION

4.1  No Determination Necessary When Indemnitee Was Successful. To the extent
     ---------------------------------------------------------
     Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Section 2.2 of this Agreement or in the defense of any claim, issue or matter described therein, the Company shall indemnify Indemnitee against Expenses actually and reasonably incurred by or for Indemnitee in connection with the investigation, defense, or appeal of such Proceeding. A claim, issue or matter in any Proceeding for which Indemnitee has been successful on the merits or otherwise is sometimes referred to herein as a "successfully defended claim."

4.2  Determination of Good Faith. In the event that Section 4.1 is inapplicable,
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     the Company shall also indemnify Indemnitee unless, and only to the extent that, the Company shall prove by clear and convincing evidence to a forum listed in Section 4.4 below that Indemnitee did not act in Good Faith. A claim, issue or matter in any Proceeding for which there has been no determination under this Section is sometimes referred to herein as a "good-faith claim."

4.3  Partial Indemnification. If in any Proceeding certain claims, issues or
     -----------------------
     matters constitute either successfully defended claims or good faith claims, while other claims, issues or matters are neither successfully defended claims nor good faith claims, then the Company shall indemnify Indemnitee against Expenses actually and reasonably incurred by or for Indemnitee in connection with the investigation, defense, or appeal of the successfully defended claims or good faith claims.

4.4  Forum for Determination. Indemnitee shall be entitled to select the forum
     -----------------------
     in which the validity of the Company's claim under Section 4.2 hereof that Indemnitee is not entitled to indemnification will be heard from among the following:

          (a) A committee of the Disinterested Directors, even though the Disinterested Directors may be less than a quorum;

          (b) The stockholders of the Company;

          (c) Legal counsel selected by Indemnitee, and reasonably approved by the Board, which counsel shall make such determination in a written opinion; or

          (d) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by Indemnitee and the last of whom is selected by the first two arbitrators so selected.

     As soon as practicable, and in no event later than thirty (30) days after written notice of Indemnitee's choice of forum pursuant to this Section 4.4, the Company shall, at its own expense, submit to the selected forum in such manner as Indemnitee or Indemnitee's counsel may reasonably request, its claim that Indemnitee is not entitled to indemnification, and the Company shall act in good faith to assure Indemnitee a complete opportunity to defend against such claim.

4.5  Right to Appeal. In the case of a determination by any forum listed in
     ---------------
     Section 4.4 hereof that Indemnitee is not entitled to whole or partial indemnification with respect to a specific Proceeding, or a failure by any such forum to make any determination, Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending for the purpose of enforcing Indemnitee's right to indemnification pursuant to this Agreement or


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     to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by such forum or any aspect thereof, including the legal or factual basis therefore, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination of such forum otherwise shall be conclusive and binding on the Company and Indemnitee.

                                    ARTICLE V

                                PRESUMPTIONS AND

                          EFFECT OF CERTAIN PROCEEDINGS

5.1  Burden of Proof. In making a determination with respect to entitlement to
     ---------------
     indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement and the Company shall have the burden of proof to overturn that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

5.2  Effect of Other Proceedings. The termination of any Proceeding or of any
     ---------------------------
     claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in Good Faith. In addition, neither the failure of any forum listed in Section 4.4 to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any such forum that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

5.3  Reliance as Safe Harbor. To the extent permitted under applicable law, for
     -----------------------
     purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee's action is based on the records or books of account of the Company, including financial statements, or on information supplied to Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent registered public accounting firm or by an appraiser or other expert selected with reasonable care by the Company. The provisions of this
     Section 5.3 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

5.4  Actions of Others. The knowledge and/or actions, or failure to act, of any
     -----------------
     director, officer, agent or employee of the Company shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.


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                                   ARTICLE VI

                          NON-EXCLUSIVITY, INSURANCE,

                              PERIOD OF LIMITATIONS

6.1  Non-Exclusivity. The rights of indemnification and to receive advances of
     ---------------
     Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate, the By-laws, any agreement, a note of stockholders or a resolution of directors, or otherwise.

6.2  Insurance. The Company may maintain an insurance policy or policies against
     ---------
     liability arising out of this Agreement or otherwise, and to the extent that the Company maintains such a policy or policies, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

6.3  Period of Limitations. No legal action shall be brought and no cause of
     ---------------------
     action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of the facts which gave rise to such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

                                   ARTICLE VII

                                CHANGE IN CONTROL

7.1  Change in Control. The Company agrees that if there is a Change in Control
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     of the Company, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and advances of any Expenses under this Agreement, or any other provision(s) under any agreement or the Company's Certificate or By-laws now or hereafter in effect relating to Proceedings for Indemnifiable Events, the Company shall seek legal advice only from Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorney's fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                                  ARTICLE VIII

                      NOTICE TO COMPANY; DEFENSE OF CLAIMS

8.1 Promptly after receipt by Indemnitee of notice to him or her of the commencement or threat of any Proceeding covered hereby, Indemnitee shall notify the Company of the commencement or threat thereof, provided that any failure to so notify shall not relieve the Company of any of its obligations hereunder.


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8.2  Indemnitee shall be entitled to retain one or more counsel from time to time selected by it in its sole discretion to act as its counsel in and for the investigation, defense, settlement or appeal of each Proceeding. The Company shall not waive any privilege or right available to Indemnitee in any such Proceeding.

8.3 The Company shall bear all fees and Expenses (including invoices for advance retainers) of such counsel, and all fees and Expenses invoiced by other persons or entities, in connection with the investigation, defense, settlement or appeal of each such Proceeding.

                                   ARTICLE IX

                               GENERAL PROVISIONS

9.1  Binding Effect, Etc. This Agreement shall be binding upon and inure to the
     -------------------
     benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

9.2  Severability. The provisions of this Agreement shall be severable in the
     ------------
     event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, and the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired and shall remain enforceable to the fullest extent permitted by law.

9.3  No Adequate Remedy. The parties declare that it is impossible to measure in
     ------------------
     money the damages which will accrue to either party by reason of a failure to perform any of the obligations under this Agreement. Therefore, if either party shall institute any action or proceeding to enforce the provisions hereof, such party against whom such action or proceeding is brought hereby waives the claims or defense that such party has an adequate remedy at law, and such party shall not urge in any such action or proceeding the claim or defense that the other party has an adequate remedy at law.

9.4  Identical Counterparts. This Agreement may be executed in one or more
     ----------------------
     counterparts, each of which shall, for all purposes, be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

9.5  Headings. The headings of the paragraphs of this Agreement are inserted for
     --------
     convenience only and shall not be deemed to constitute a part of this Agreement or to affect the construction thereof.

9.6  Modification and Waiver. No supplement, modification or amendment of this
     -----------------------
     Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

9.7  Notices. All notices, requests, demands and other communications hereunder
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     shall be in writing and shall be deemed to have been duly given if (i)
     delivered by hand and receipted


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     for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:


     If to the Indemnitee to:


                              --------------------------

                              --------------------------

                              --------------------------



     If to the Company to:    Colonial Commercial Corp.

                              275 Wagaraw Road

                              Hawthorne, NJ 07506

                              Attention: William Pagano



Or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.


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9.8  Governing Law. The parties agree that this Agreement shall be governed by,
     -------------
     and construed and enforced in accordance with, the laws of the State of New York, without application of the conflict of laws principles thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.


                                        COLONIAL COMMERCIAL CORP.:

                                        By:

                                           -----------------------------------

                                           Name:  William Pagano

                                           Title: Chief Executive Officer


                                        INDEMNITEE:

                                        By:

                                           -----------------------------------

                                           Name:

                                           -----------------------------------


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